UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 2, 2018 (June 29, 2018)

Covia Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38510	13-2656671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8834 Mayfield Road, Chesterland, Ohio		44026
(Address of principal executive offices)		(Zip Code)

Telephone: (800) 255-7263

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of Covia Holdings Corporation (the “Company”) has adopted a form of restricted stock unit agreement (the “RSU Agreement for Employees”) and a form of restricted stock unit agreement for non-employee directors (the “RSU Agreement for Non-Employee Directors” and, together with the RSU Agreement for Employees, the “RSU Agreements”) under the terms of the Covia Holdings Corporation 2018 Omnibus Incentive Plan.

Restricted stock units (“RSUs”) to be granted under the RSU Agreements will vest on the dates specified in the respective RSU Agreement, subject to certain continued service conditions. Subject to the terms of the RSU Agreements, RSUs will vest upon death, disability and (in the case of employees) retirement of a participant or the occurrence of specified events in connection with a change in control of the Company. Any RSUs granted under the RSU Agreements that vest will be settled in shares of Company common stock. RSUs will be granted with dividend equivalent rights, which will be paid in cash (without interest) if the Company declares dividends on its common stock and to the extent the underlying RSUs vest and are paid. Except as otherwise provided in the RSU Agreements, participants will have no rights of ownership in and no right to vote the shares of Company common stock covered by RSUs until the date on which such shares of Company common stock are issued or transferred to the participant.

The foregoing description of the RSU Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of the RSU Agreement for Employees and the RSU Agreement for Non-Employee Directors, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement Pursuant to the Covia Holdings Corporation 2018 Omnibus Incentive Plan.

10.2	Form of Restricted Stock Unit Agreement for Non-Employee Directors Pursuant to the Covia Holdings Corporation 2018 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Covia Holdings Corporation

Dated: July 2, 2018	By:	/s/ Andrew D. Eich
		Name:	Andrew D. Eich
		Title:	Executive Vice President and Chief Financial Officer

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